SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report : November 17, 2000
(Date of earliest event reported)

Commission File No.: 333-51771-04

Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mortgage Pass-Through Certificates
Series 2000-C1
(Exact name of registrant as specified in its charter)


New York (governing law of Pooling and Servicing Agreement)
(State of Incorporation)

52-2242938
52-2242939
52-7086109
(I.R.S. Employer Identification No.)

Wells Fargo Bank Minnesota, N.A.
11000 Broken Land Parkway
Columbia, Maryland                                                   21044
(Address of principal executive offices)                         (Zip Code)


(410) 884-2000
Registrant's Full Telephone Number

(Former name, former address and former fiscal year,
               if changed since last report)


ITEM 5. Other Events

On November 17, 2000 a distribution was made to holders of Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2000-C1


ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

Item 601(a) of
Regulation S-K
Exhibit Number                       Description


(EX-99.1)      Monthly report distributed to holders of Commercial Mortgage
               Pass-Through Certificates, Series 2000-C1, relating to the
               November 17, 2000 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


               Credit Suisse First Boston Mortgage Securities Corp.
                 Commercial Mortgage Pass-Through Certificates
                                Series 2000-C1


              By:   Wells Fargo Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: November 17, 2000


                                INDEX TO EXHIBITS


Exhibit Number                       Description

(EX-99.1)      Monthly report distributed to holders of Commercial Mortgage
               Pass-Through Certificates, Series 2000-C1, relating to the
               November 17, 2000 distribution.